1 EMPLOYMENT AGREEMENT THIS EMPLOYMENT AGREEMENT (this “Agreement”), dated and effective as of November __, 2023 (the “Effective Date”), is entered into by and between Harbor Custom Development, Inc., a Washington corporation (the “Company”), and Shelly Crocker (the “Executive”). WHEREAS, the Company desires to employ the Executive and to enter into an agreement embodying the terms of such employment; and WHEREAS, the Executive desires to accept employment with the Company, subject to the terms and conditions of this Agreement. NOW, THEREFORE, in consideration of the premises and mutual covenants herein and for other good and valuable consideration, the parties agree as follows: 1. Employment, Duties and Agreements. (a) The Company hereby agrees to employ the Executive as its Chief Restructuring Officer and the Executive hereby accepts such position and agrees to serve the Company in such capacity during the employment period fixed by Section 3 hereof (the “Employment Period”). The Executive shall report to the Company’s Board of Directors (the “Board”). The Executive’s principal place of employment shall be Tacoma, Washington. The Executive shall have such duties and responsibilities as are consistent with the Executive’s position and as may be reasonably assigned by the Board from time to time. During the Employment Period, the Executive shall be subject to, and shall act in accordance with, all reasonable instructions and directions of the Board and all applicable policies and rules of the Company. (b) During the Employment Period, excluding any periods of vacation and sick leave which the Executive is granted, until the parties may otherwise agree in writing as set forth in the next sentence of this Section 1(b), the Executive shall devote Executive’s full working time and efforts to the performance of Executive’s duties and responsibilities hereunder and shall endeavor to promote the business and best interests of the Company. In the event that the Board determines that Executive’s services are no longer required on a full-time basis, then the parties agree that Executive’s employment shall thereafter be provided on an hourly part-time basis. (c) The Company acknowledges that Executive has certain pre-existing engagements, which Executive represents and warrants are not in the same industry as the Company and do not present any conflict with Executive’s duties hereunder (the “Pre-Existing Services”). During the Employment Period, for so long as Executive is a full-time employee, Executive shall not engage in any new business activity (other than for the Company and the Pre-Existing Services) without the prior written approval of the Board, which approval shall not be unreasonably withheld, conditioned or delayed (provided that such business activity does not interfere with the performance of Executive’s responsibilities as an executive officer of the Company). Notwithstanding the foregoing, during the Employment Period, it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic or charitable boards or committees consistent with the Company’s conflicts of interests policies and corporate governance guidelines in effect from time to time, (B) deliver lectures or fulfill speaking engagements, or (C) manage Executive’s personal investments, so long as such activities do not interfere with the performance of the Executive’s responsibilities as an executive officer of the Company.

2 2. Compensation. During the Employment Period: (a) Base Salary. As compensation for the agreements made by the Executive herein and the performance by the Executive of Executive’s obligations hereunder, during the Employment Period, for so long as Executive is a full-time employee, the Company shall pay Executive, pursuant to the Company’s normal and customary payroll procedures, a base salary at the rate of $50,000 per month (the “Base Salary”); provided that the Base Salary shall be pro rated for any period during the Employment Period that is not a full calendar month. In addition, in the event that the Board determines that the Company only requires Executive’s services on a part-time basis as set forth in Section 1(b) above, then the Company and Executive agree that Executive’s Base Salary shall thereafter be paid on an hourly basis at the rate of $500 per hour. (b) Benefit Plans. In addition, (i) the Executive shall be eligible to participate in all other practices, policies and programs, and all savings and retirement plans, policies and programs, in each case that are applicable generally to senior executives of the Company; (ii) the Executive and the Executive’s eligible family members shall be eligible for participation in the welfare benefit plans, practices, policies and programs (including, if applicable, medical, dental, vision, disability, employee life, group life and accidental death insurance plans and programs) maintained by the Company for its senior executives; and (iii) the Executive shall be entitled to receive prompt reimbursement for all reasonable business expenses incurred by the Executive in accordance with subsection (e) below and the policies, practices, and procedures of the Company provided to senior executives of the Company. (c) PTO. The Executive shall be entitled to twenty (20) paid personal time off (PTO) days per year (pro rated for any partial year), and to such paid holidays as are observed by the Company from time to time, all in accordance with the Company’s policies and practices that are applicable to the Company’s senior executives. Unused PTO will be carried over from year to year as provided in the Company’s plans and polices in effect from time to time. (d) Insurance; Indemnification. The Company shall maintain (i) a directors’ and officers’ liability insurance policy, or an equivalent errors and omissions liability insurance policy and (ii) an employment practices liability insurance policy. Each such policy shall cover the Executive with scope, exclusions, amounts and deductibles no less favorable to the insured than those applicable to the Company’s senior executive officers and directors on the Effective Date, or any more favorable as may be available to any other director or senior executive officer of the Company during the term of Executive’s employment. In addition, Executive shall be entitled to enter into the Company’s standard form of indemnification agreement that is applicable to other similarly situated officers. (e) Business Expenses. The Company shall reimburse the Executive for all reasonable business expenses (including related travel expenses) upon the presentation of statements of such expenses in accordance with the Company’s policies and procedures now in force or as such policies and procedures may be modified with respect to all senior executive officers of the Company. 3. Employment Period. The Employment Period shall commence on the Effective Date and shall continue until terminated by either party as set forth herein. Executive’s employment will be at-will, meaning that Executive or the Company may terminate the employment relationship at any time, with or without cause, and with or without notice. Any contrary representations that may have been made to Executive are superseded by this Agreement. This is the full and complete agreement between Executive and the Company on this term. Although Executive’s duties, title, compensation, and benefits, as well as the Company’s personnel policies and procedures, may change from time to time, the “at will” nature of Executive’s employment may only be changed in an express agreement signed by Executive and an authorized representative of the Company.

3 4. Protective Covenants. (a) General. Executive and the Company understand and agree that the purpose of the provisions of this Section 4 is to protect legitimate business interests of the Company, as more fully described below, and is not intended to impair or infringe upon Executive’s right to work, earn a living, or acquire and possess property from the fruits of Executive’s labor. Executive hereby acknowledges that Executive has received good and valuable consideration for the post-employment restrictions set forth in this Section 4 in the form of the compensation and benefits provided for herein. Executive hereby further acknowledges that the post-employment restrictions set forth in this Section 4 are reasonable and that they do not, and will not, unduly impair Executive’s ability to earn a living after the termination of this Agreement. In addition, the parties acknowledge: (A) that Executive’s services under this Agreement require unique expertise and talent in the provision of Competitive Services and that Executive will have substantial contacts with customers, suppliers, advertisers and vendors of the Company; (B) that pursuant to this Agreement, Executive will be placed in a position of trust and responsibility and Executive will have access to a substantial amount of Confidential Information and Trade Secrets and that the Company is placing Executive in such position and giving Executive access to such information in reliance upon Executive’s agreement to abide by the covenants set forth in this Section 4; (C) that due to Executive’s unique experience and talent, the loss of Executive’s services to the Company under this Agreement cannot reasonably or adequately be compensated solely by damages in an action at law; (D) that Executive is capable of competing with the Company; and (E) that Executive is capable of obtaining gainful, and desirable employment that does not violate the restrictions contained in this Agreement. Therefore, Executive shall be subject to the restrictions set forth in this Section 4. (b) Definitions. The following capitalized terms used in this Agreement shall have the meanings assigned to them below, which definitions shall apply to both the singular and the plural forms of such terms: (i) “Competitive Services” means any business that engages in residential real estate and property development. (ii) “Confidential Information” means any and all data and information relating to the Company, its activities, business, or customers that (A) was disclosed to Executive or of which Executive became aware as a consequence of Executive’s employment with the Company; (B) has value to the Company; and (C) is not generally known outside of the Company. “Confidential Information” shall include, but is not limited to the following types of information regarding, related to, or concerning the Company: trade secrets (as defined by applicable law); financial plans and data; management planning information; business plans; operational methods; market studies; marketing plans or strategies; pricing information; product development techniques or plans; customer lists; customer files, data and financial information; details of customer contracts; current and anticipated customer requirements; identifying and other information pertaining to business referral sources; past, current and planned research and development; computer aided systems, software, strategies and programs; information technology (“IT”) systems, IT system maps, server data, IT system security protocols, or IT user information; business acquisition plans; management organization and related information (including, without limitation, data and other information concerning the compensation and benefits paid to officers, directors, employees and management); personnel and compensation policies; new personnel acquisition plans; and other similar information. “Confidential Information” also includes combinations of information or materials which individually may be generally known outside of the Company, but for which the nature, method, or procedure for combining such information or materials is not generally known outside of the Company. In addition to data and information relating to the Company, “Confidential Information” also includes any and all data and information relating to or concerning a third party that otherwise meets the definition set forth above, that was provided or made available to the Company by such third party, and that the Company has

4 a duty or obligation to keep confidential. This definition shall not limit any definition of “confidential information” or any equivalent term under state or federal law. “Confidential Information” shall not include information that has become generally available to the public by the act of one who has the right to disclose such information without violating any right or privilege of the Company. (iii) “Person” means any individual or any corporation, partnership, joint venture, limited liability company, association or other entity or enterprise. (iv) “Principal or Representative” means a principal, owner, partner, shareholder, joint venturer, investor, member, trustee, director, officer, manager, employee, agent, representative or consultant. (v) “Protected Customer” means any Person to whom the Company has sold its products or services or actively solicited to sell its products or services, and with whom Executive has had contact on behalf of the Company during Executive’s employment with the Company or Executive learned of during Executive’s employment with Company. (vi) “Protective Covenants” means the restrictive covenants contained in Sections 4(c) through (g) hereof. (vii) “Restricted Period” means any time during Executive’s full-time employment with the Company. (viii) “Restricted Territory” means the states of Washington and Texas. (ix) “Termination” means the termination of Executive’s employment with the Company, for any reason, whether with or without cause, upon the initiative of either party. (c) Restriction on Disclosure and Use of Confidential Information. Executive agrees that Executive shall not, directly or indirectly, use any Confidential Information on Executive’s own behalf or on behalf of any Person other than Company, or reveal, divulge, or disclose any Confidential Information to any Person not expressly authorized by the Company to receive such Confidential Information. Executive understands and agrees that this restriction shall continue to apply after the termination of Executive’s employment for any reason, and shall remain in effect for as long as the information or materials in question retain their status as Confidential Information. Executive further agrees that Executive shall fully cooperate with the Company in maintaining the Confidential Information to the extent permitted by law. The parties acknowledge and agree that this Agreement is not intended to, and does not, alter either the Company’s rights or Executive’s obligations under any state or federal statutory or common law regarding trade secrets and unfair trade practices. Anything herein to the contrary notwithstanding, Executive shall not be restricted from: (i) disclosing information that is required to be disclosed by law, court order or other valid and appropriate legal process; provided, however, that in the event such disclosure is required by law, Executive shall provide the Company with prompt notice of such requirement so that the Company may seek an appropriate protective order prior to any such required disclosure by Executive; (ii) reporting possible violations of federal, state, or local law or regulation to any governmental agency or entity, or from making other disclosures that are protected under the whistleblower provisions of federal, state, or local law or regulation, and Executive shall not need the prior authorization of the Company to make any such reports or disclosures and shall not be required to notify the Company that Executive has made such reports or disclosures. In addition, and anything herein to the contrary notwithstanding, Executive is hereby given notice that Executive shall not be criminally or civilly liable under any federal or state trade secret law for: (iii) disclosing a trade secret (as defined by 18 U.S.C. § 1839) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, in either event solely for the purpose of

5 reporting or investigating a suspected violation of law; or (iv) disclosing a trade secret (as defined by 18 U.S.C. § 1839) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. (d) Non-Competition. Executive agrees that, during the Restricted Period, Executive will not, without prior written consent of the Company, directly or indirectly (i) carry on or engage in Competitive Services within the Restricted Territory on Executive’s own or on behalf of any Person or any Principal or Representative of any Person, or (ii) own, manage, operate, join, control or participate in the ownership, management, operation or control, of any business, whether in corporate, proprietorship or partnership form or otherwise where such business is engaged in the provision of Competitive Services within the Restricted Territory. (e) Non-Solicitation of Protected Customers. Executive agrees that, during the Restricted Period, Executive shall not, without the prior written consent of the Company, directly or indirectly, on Executive’s own behalf or as a Principal or Representative of any Person, solicit, divert, take away, or attempt to solicit, divert, or take away a Protected Customer for the purpose of engaging in, providing, or selling Competitive Services. (f) Non-Recruitment of Employees and Independent Contractors. Executive agrees that during the Restricted Period, Executive shall not, directly or indirectly, whether on Executive’s own behalf or as a Principal or Representative of any Person, hire, recruit, solicit, or induce or attempt to hire, recruit, solicit or induce any individual who is an employee (temporary or full-time or part-time) independent contractor, or consultant for the Company to leave Executive’s or Executive’s employment or engagement to provide Competitive Services. (g) Return of Materials. Executive agrees that on or prior to the date of Termination, Executive returned any and all property of the Company that was in Executive’s possession or subject to Executive’s control by virtue of Executive’s position as an executive of the Company, including, but not limited to, customer files and information, papers, drawings, notes, manuals, specifications, designs, devices, code, email, documents, diskettes, CDs, tapes, keys, access cards, credit cards, identification cards, equipment, computers, mobile devices, other electronic media, all other files and documents relating to the Company and its business (regardless of form, but specifically including all electronic files and data of the Company), together with all Confidential Information belonging to the Company or that Executive received from or through Executive’s employment with the Company. Executive will not make, distribute, or retain copies of any such information or property. To the extent that Executive has electronic files or information in Executive’s possession or control that belong to the Company or contain Confidential Information (specifically including but not limited to electronic files or information stored on personal computers, mobile devices, electronic media, or in cloud storage), on or prior to the date of Termination, or at any other time the Company requests, Executive shall (i) provide the Company with an electronic copy of all of such files or information (in an electronic format that readily accessible by the Company); (ii) after doing so, delete all such files and information, including all copies and derivatives thereof, from all non-Company- owned computers, mobile devices, electronic media, cloud storage, and other media, devices, and equipment, such that such files and information are permanently deleted and irretrievable; and (iii) provide a written certification to the Company that the required deletions have been completed and specifying the files and information deleted and the media source from which they were deleted. (h) Enforcement of Protective Covenants. (i) Rights and Remedies Upon Breach. The parties specifically acknowledge and agree that the remedy at law for any breach of the Protective Covenants will be inadequate, and that in the event Executive breaches, or threatens to breach, any of the Protective Covenants, the Company shall

6 have the right and remedy, to enjoin, preliminarily and permanently, Executive from violating or threatening to violate the Protective Covenants and to have the Protective Covenants specifically enforced by any court of competent jurisdiction, it being agreed that any breach or threatened breach of the Protective Covenants would cause irreparable injury to the Company and that money damages would not provide an adequate remedy to the Company. Such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company at law or in equity. The parties understand and agree that if the parties become involved in legal action regarding the enforcement of the Protective Covenants, the prevailing party in such legal action shall be entitled, in addition to any other remedy, to recover from the other party its reasonable attorney fees and cost incurred in connection with such litigation. The Company’s ability to enforce its rights under the Protective Covenants or applicable law against Executive shall not be impaired in any way by the existence of a claim or cause of action on the part of Executive based on, or arising out of, this Agreement or any other event or transaction. (ii) Severability and Modification of Covenants. Executive acknowledges and agrees that, given the nature of the business of the Company and Executive’s role and responsibilities, each of the Protective Covenants is reasonable and valid in time and scope and in all other respects, because of the scope of the Company’s operations and Executive’s activities on its behalf. Executive further acknowledges that the Protective Covenants are narrowly tailored as to time, geography, and scope of activity to be restrained, and operate to avoid unfair competition and irreparable harm to the Company. Executive acknowledges and agrees that the Protective Covenants set forth herein do not constitute a general restraint that prevent Executive from engaging in a lawful profession, nor do they operate as a general covenant against competition. The parties agree that it is their intention that the Protective Covenants be enforced in accordance with their terms to the maximum extent permitted by law. Each of the Protective Covenants shall be considered and construed as a separate and independent covenant. Should any part or provision of any of the Protective Covenants be held invalid, void, or unenforceable, such invalidity, voidness, or unenforceability shall not render invalid, void, or unenforceable any other part or provision of this Agreement or such Protective Covenant. If any of the provisions of the Protective Covenants should ever be held by a court of competent jurisdiction to exceed the scope permitted by the applicable law, such provision or provisions shall be automatically modified to such lesser scope as such court may deem just and proper for the reasonable protection of the Company’s legitimate business interests and may be enforced by the Company to that extent in the manner described above and all other provisions of this Agreement shall be valid and enforceable. (iii) Extension of Restrictions. If Executive is found to have violated any of the provisions of Section 4, Executive agrees that the Restricted Period set forth therein shall be extended by a period of time equal to the period of such violation by Executive. It is the intent of this paragraph that the running of the applicable Restricted Period shall be tolled during any period of violation of Section 4 so that the Company may obtain the full and reasonable protection for which it contracted and so that Executive may not profit by any breach of such provisions. 5. Miscellaneous. (a) Notices. Any notice or other communication required or permitted under this Agreement shall be effective only if it is in writing and shall be deemed to be given when delivered personally or by email or four (4) days after it is mailed by registered or certified mail, postage prepaid, return receipt requested or one (1) day after it is sent by a reputable overnight courier service and, in each case, addressed as follows (or if it is sent through any other method agreed upon by the parties), or to any new address that the company may have, if reasonably known to the Executive:

7 If to the Company: Harbor Custom Development, Inc. 1201 Pacific Ave., Suite 1200 Tacoma, WA 98403 Email: Attention: Chief Executive Officer If to the Executive: Shelly Crocker Email: or to such other address as any party hereto may designate by notice to the others. (b) Intellectual Property. Executive agrees to fully and promptly disclose to the Company, without additional compensation, all ideas, inventions, discoveries, improvements, designs, processes, production methods and technological innovations, whether or not patentable, which, while employed by the Company, are made, conceived or reduced to practice by Executive, alone or with others, during or after usual working hours either on or off Executive’s job, and which are related to the business of or which result from tasks assigned to Executive by the Company (“Intellectual Property”). Executive acknowledges that the Company owns all such Intellectual Property rights as works made for hire to the fullest extent permitted by law and, for the avoidance of doubt, assigns to the Company all such rights in any and all Intellectual Property now known or hereafter developed, during the course of employment. Executive agrees, at any time during or after employment, to sign all papers and do such other acts and things, at the Company’s expense, as the Company deems necessary or desirable and may reasonably require of Executive to protect the Company’s rights to such Intellectual Property, including applying for, obtaining and enforcing patents on such Intellectual Property in any and all countries. (c) Non-Disparagement. To the extent permitted by law, during the period of Executive’s employment with the Company and after cessation thereof for any reason, Executive agrees not to engage in any form of conduct or make any statements or representations that disparage, portray in a negative light, or otherwise impair the reputation, goodwill or commercial interests of the Company, or its officers, directors, attorneys, agents and employees. Nothing in this paragraph is intended to interfere with Executive’s rights under Section 7 of the National Labor Relations Act. (d) Entire Agreement. As of the Effective Date, this Agreement constitutes the final, complete and exclusive agreement between the Executive and the Company with respect to the subject matter hereof, except for any other equity or additional compensation that exists after the date of execution hereunder. (e) Amendments; No Waiver. This Agreement may be amended only by an instrument in writing signed by the parties hereto, and any provision hereof may be waived only by an instrument in writing signed by the party or parties against whom or which enforcement of such waiver is sought. The failure of any party hereto at any time to require the performance by any other party hereto of any provision hereof shall in no way affect the full right to require such performance at any time thereafter, nor shall the waiver by any party hereto of a breach of any provision hereof be taken or held to be a waiver of any

8 succeeding breach of such provision or a waiver of the provision itself or a waiver of any other provision of this Agreement. (f) Choice of Law; Forum Selection. This Agreement and the legal relations thus created between the parties hereto shall be governed by and construed under and in accordance with the laws of the State of Washington. Executive agrees that the exclusive forum for any action seeking temporary or preliminary injunctive relief shall be the Superior Court of Pierce County, Washington, or the United States District Court for the Western District of Washington. With respect to any such court action, Executive hereby (i) irrevocably submits to the personal jurisdiction of such courts; (ii) consents to service of process; (iii) consents to venue; and (iv) waives any other requirement (whether imposed by statute, rule of court, or otherwise) with respect to personal jurisdiction, service of process, or venue. Executive further agrees that such courts are convenient forums for any dispute that may arise here from and that Executive shall raise as a defense that such courts are not convenient forums. (g) Agreement Negotiated. The parties hereto acknowledge and agree that each party has reviewed and negotiated the terms and provisions of this Agreement and has had the opportunity to contribute to its revision. Accordingly, the rule of construction to the effect that ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement. Rather, the terms of this Agreement shall be construed fairly as to both parties hereto and not in favor or against either party. (h) Representations. The parties hereto hereby represent that they each have the authority to enter into this Agreement, and the Executive hereby represents to the Company that the execution of, and performance of duties under, this Agreement shall not constitute a breach of or otherwise violate any other agreement to which the Executive is a party. The Executive hereby further represents to the Company that Executive will not utilize or disclose any confidential information obtained by the Executive in connection with any former employment with respect to Executive’s duties and responsibilities hereunder. (i) Consultation with Counsel. The Executive acknowledges that Executive has had a full and complete opportunity to consult with counsel and other advisors of Executive’s own choosing concerning the terms, enforceability and implications of this Agreement, and that the Company has not made any representations or warranties to the Executive concerning the terms, enforceability or implications of this Agreement other than as reflected in this Agreement. The Company shall pay directly or reimburse the Executive for all reasonable attorneys’ fees and costs incurred by the Executive in connection with the negotiation, preparation and execution of this Agreement. (j) Binding Agreement; Assignment. This Agreement is binding on and is for the benefit of the parties hereto and their respective successors, assigns, heirs, executors, administrators and other legal representatives. Neither this Agreement nor any right or obligation hereunder may be assigned by the Executive. (k) Successors and Assigns. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume this Agreement in the same manner and to the same extent that the Company would have been required to perform it if no such succession had taken place. As used in this Agreement, the “Company” shall mean both the Company as defined above and any such successor that assumes this Agreement, by operation of law or otherwise. (l) Severability. Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this Section 5(l), be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting

9 in any way the remaining provisions hereof in such jurisdiction or rendering any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. (m) Withholding. The Company may withhold from any amounts payable to the Executive hereunder all federal, state, city or other taxes that the Company may reasonably determine are required to be withheld pursuant to any applicable law or regulation (it being understood that the Executive shall be responsible for payment of all taxes in respect of the payments and benefits provided herein). (n) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. A facsimile or PDF of a signature shall be deemed to be and have the effect of an original signature. (o) Headings. The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of any provision hereof. [Signature Page Follows]

10 IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above. COMPANY: HARBOR CUSTOM DEVELOPMENT, INC. By: Its: EXECUTIVE: Shelly Crocker